Exhibit 10(a)20

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

THE SOUTHERN COMPANY

The following are the annual base salaries, effective March 1, 2011, of the current Chief Executive Officer and Chief Financial Officer of The Southern Company (the “Company”) and certain other current or former executive officers of the Company who served during 2010.

David M. Ratcliffe*                                                                                         $1,163,351
Chairman and Chief Executive Officer
W. Paul Bowers**                                                                                              $721,928
Executive Vice President and Chief Financial
Officer
Thomas A. Fanning***                                                                                  $1,070,000
Chairman, President and Chief Executive Officer
Charles D. McCrary                                                                                            $758,611
Executive Vice President of the Company,
President and Chief Executive Officer of Alabama
Power Company
Michael D. Garrett****                                                                                     $695,402
Executive Vice President of the Company,
President and Chief Executive Officer of Georgia
Power Company
Art P. Beattie*****                                                                                            $556,400
Executive Vice President and Chief Financial Officer

*         Retired December 1, 2010
**       Through August 12, 2010
***     Effective December 1, 2010
****   Retired December 31, 2010
***** From August 13, 2010